Exhibit 10.27

AMENDMENT NUMBER FOURTEEN

to the

MASTER REPURCHASE AGREEMENT (SECURITIES)

dated as of January 31, 2006

among

WACHOVIA INVESTMENT HOLDINGS, LLC,

ECC CAPITAL CORPORATION

ECC INVESTMENT CORP.

and

ECR INVESTMENT CORP.

AMENDMENT NUMBER FOURTEEN (“Amendment Number Fourteen”), dated as of June 14, 2006 (the “Effective Date”), by and among Wachovia Investment Holdings, LLC, as buyer (the “Buyer”), ECC Capital Corporation (“ECC”), as guarantor and seller (the “Guarantor”), ECC Investment Corp. (“ECCIC”) and ECR Investment Corp. (“ECR” and together with ECCIC and ECC, the “Sellers”), to the Master Repurchase Agreement (Securities), dated as of January 31, 2006, as amended, by and among the Buyer, the Guarantor and the Sellers (the “Master Repurchase Agreement”).

RECITALS

WHEREAS, the Buyer, the Guarantor and the Sellers have agreed to amend the Master Repurchase Agreement, pursuant to the term and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Master Repurchase Agreement.

SECTION 2. Amendments. Effective as of the Effective Date, the Master Repurchase Agreement is hereby amended as follows:

(a) The Master Repurchase Agreement is hereby amended by deleting the Section 27 thereof in its entirety and replacing it with the following:

27. TERMINATION

This Agreement shall remain in effect until the earliest of (i) June 16, 2006, at 12:00 noon New York City time (ii) at Buyer’s option upon the occurrence of an Event of Default, or (iii) in the event that the parties hereto are unable to negotiate a Delinquency and Loss Trigger with respect to the initial Transaction, exercising good faith, by June 16, 2006 at 12:00 noon New York City time (such date, the “Termination Date”). However, no such termination shall affect the Sellers’ outstanding obligations to Buyer at the time of such termination. The Sellers’ obligations to indemnify Buyer pursuant to this Agreement shall survive the termination hereof.

(b) Section 19(c) of Master Repurchase Agreement is hereby amended by deleting the words “19(b)” in the second paragraph thereof and replacing them with the words “19(c)”.

SECTION 3. Payment of the Repurchase Price. Notwithstanding any contrary provision of the Master Repurchase Agreement, the Repurchase Price shall be paid by the Seller to the Buyer by wire transfer in immediately available funds no later than June 16, 2006, at 12:00 noon New York City time.

SECTION 4. Conditions Precedent. This Amendment Number Fourteen shall become effective on the date on which the Buyer shall have received the following:

(a) this Amendment Number Fourteen, executed and delivered by duly authorized officers of each Seller, the Guarantor and the Buyer; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 5. Representations. In order to induce the Buyer to execute and deliver this Amendment Number Fourteen, each Seller and Guarantor hereby represents and warrants to the Buyer that (i) no Default or Event of Default has occurred prior to the date hereof and is continuing on the date hereof and (ii) as of the date hereof, after giving effect to this Amendment Number Fourteen, each Seller and Guarantor is in full compliance with all of the representations and warranties, covenants and any other terms and conditions of the Program Documents. In addition, each Seller and Guarantor hereby represents that no event has occurred that constitutes or should reasonably be expected to constitute a Material Adverse Change.

SECTION 6. Governing Law. THIS AMENDMENT NUMBER FOURTEEN SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

SECTION 7. Counterparts. This Amendment Number Fourteen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Facsimile signatures shall have the same binding effect as original signatures.

SECTION 8. Limited Effect. Except as amended hereby, the Master Repurchase Agreement and the other Program Documents shall continue in full force and effect in accordance with their respective terms. Reference to this Amendment Number Fourteen need not be made in the Master Repurchase Agreement, any other Program Document or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Master Repurchase Agreement or any other Program Document, any reference in any of such items to the Master Repurchase Agreement or any other Program Document, as applicable, being sufficient to refer to the Master Repurchase Agreement or such other Program Document, as applicable, as amended hereby.

SECTION 9. Expenses. Sellers shall promptly reimburse Buyer for all out-of-pocket costs and expenses of Buyer in connection with the preparation, execution and delivery of this Amendment Number Fourteen (including, without limitation, the fees and expenses of counsel for Buyer).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Seller, the Guarantor and the Buyer have caused this Amendment Number Fourteen to be executed and delivered by their duly authorized officers as of the day and year first above written.

ECC CAPITAL CORPORATION, as Guarantor and a Seller

By:	/s/ Troy Gotschall
Name:	Troy Gotschall
Title:	EVP and CPO

ECR INVESTMENT CORP., as a Seller

By:	/s/ Troy Gotschall
Name:	Troy Gotschall
Title:	EVP & CPO

ECC INVESTMENT CORP., as a Seller

By:	/s/ Troy Gotschall
Name:	Troy Gotschall
Title:	EVP & CPO

WACHOVIA INVESTMENT HOLDINGS, LLC, as Buyer and Agent, as applicable

By:	/s/ Robert J. Perret
Name:	Robert J. Perret
Title:	Director